United States
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: August 17, 2000

                             SBC COMMUNICATIONS INC.

                             A Delaware Corporation

                           Commission File No. 1-8610

                           IRS Employer No. 43-1301883

                    175 E. Houston, San Antonio, Texas 78205

                         Telephone Number (210) 821-4105


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Item 7.    Financial Statements and Exhibits
--------------------------------------------

99-a  SBC Communications Inc. Unaudited Pro Forma Condensed Financial Statements


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                                  EXHIBIT INDEX

Exhibit Number

99-a  SBC Communications Inc. Unaudited Pro Forma Condensed Financial Statements



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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         SBC Communications Inc.


                                          /s/ Robert B. Pickering
                                         -------------------------------
                                          Robert B. Pickering

                                          Senior Vice President-Finance
                                           (Corporate)



August 17, 2000